UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-05689

Deutsche Multi-Market Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2014

ITEM 1.	REPORT TO STOCKHOLDERS

November 30, 2014

Annual Report

to Shareholders

Deutsche Multi-Market Income Trust

(formerly DWS Multi-Market Income Trust)

Ticker Symbol: KMM

Contents
3 Portfolio Management Review
10 Performance Summary
12 Investment Portfolio
39 Statement of Assets and Liabilities
41 Statement of Operations
43 Statement of Cash Flows
45 Statement of Changes in Net Assets
46 Financial Highlights
47 Notes to Financial Statements
62 Report of Independent Registered Public Accounting Firm
63 Tax Information
64 Shareholder Meeting Results
65 Dividend Reinvestment and Cash Purchase Plan
68 Advisory Agreement Board Considerations and Fee Evaluation
72 Board Members and Officers
77 Additional Information

The fund's investment objective is to provide high current income consistent with prudent total return asset management.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any gains or losses. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when sold. Current performance may differ from performance data shown. Please visit deutschefunds.com for the fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Please refer to pages 10 through 11 for more complete performance information.

Investment Process
The fund’s investment objective is to provide high current income consistent with prudent total-return asset management. The fund seeks to achieve its objective by investing its assets in a broad range of income-producing securities, such as U.S. corporate fixed-income securities and debt obligations of foreign governments, their agencies and instrumentalities, either of which may be denominated in foreign currencies, debt obligations of the U.S. government, and its agencies and instrumentalities and other income-producing securities, including securities which may be denominated in foreign currencies, any of which securities may or may not be rated.

Deutsche Multi-Market Income Trust returned 5.53% based on net asset value (NAV) for the one-year period ended November 30, 2014. The fund’s return based on the market price of its shares quoted on the New York Stock Exchange was 0.49%. The fund began the period trading at a 5.7% discount to net asset value, and it finished the period at a 10.2% discount. The fund’s peer group averaged a 7.2% discount at the beginning of the period, and finished the period at a 6.8% discount.

As of November 30, 2014, the fund was positioned as follows: 44% high yield, 26% emerging markets, 29% bank loans and a 1% cash balance. High-yield bonds, as measured by the unmanaged, unleveraged Credit Suisse High Yield Index, returned 4.28%. Emerging-markets bonds, as gauged by the unmanaged, unleveraged JPMorgan EMBI Global Diversified Index, returned 10.53%. The blended index consisting of 50% Credit Suisse High Yield Index and 50% JPMorgan EMBI Global Diversified Index, returned 7.38%.

The fund maintained a leveraged position throughout the period, meaning that the fund borrowed money as permitted under its investment policies and the Investment Company Act of 1940. The portfolio was approximately 29% leveraged at the close of the period, meaning that the fund borrowed $99 million. Leverage results in additional risks and can magnify the effect of any gains or losses.

High-yield bonds produced a strong total return during the past 12 months ended November 30, 2014, but all of the gains were generated in the first seven months of the period. During this time, the market was well supported by economic growth that was healthy enough for corporations to generate earnings gains and show continued balance sheet improvements, but not so strong as to prompt the U.S. Federal Reserve Board (the Fed) to tighten monetary policy faster than expected. The high-yield market experienced significant volatility during the final five months of the annual period, however, due in part to inconsistent fund flows and an unfavorable balance of supply and demand. In addition, the sharp decline in the price of oil weighed on the prices of bonds issued by energy companies, which make up a sizeable portion of the high-yield market. Despite these headwinds, the favorable credit quality statistics for high-yield issuers, combined with inexpensive refinancing, contributed to high-yield default rates remaining below the historical average. We believe this indicates that the market volatility of the late summer and autumn was largely the result of short-term fluctuations in asset flows, rather than a deterioration in the underlying fundamentals of the asset class.

The fund also invests in senior loans, or loans to below-investment-grade companies that banks package and sell as securities. Senior loans delivered a positive return during the 12-month reporting period, but they lagged both high-yield and emerging-markets debt. In an environment in which investors grew increasingly confident that the Fed wouldn’t raise rates until late 2015, the demand for loans’ floating-rate feature diminished from its elevated level of 2013.

"We continue to focus on using credit research to identify the most compelling investment opportunities for the fund."

The emerging debt markets, although beginning the annual reporting period on a down note, also finished with a positive total return. The initial bout of volatility was fueled by concerns about credit conditions in China, unrest in Ukraine and currency volatility in Argentina and in other nations. These factors contributed to heavy outflows from the emerging bond markets, which in turn fueled additional selling pressure. After touching their low for the 12-month period on the first day of February 2014, the emerging debt markets recovered to stage a meaningful rally over the next six months. Investors’ growing confidence that global central banks would maintain their extremely accommodative policies restored confidence and sparked renewed inflows of cash back into the emerging markets. This rally lost steam in the final four months of the reporting period amid concerns about a surprising slowdown in global growth. Still, the emerging markets’ previous rally — in conjunction with its above-average yields — enabled the asset class to finish the 12-month period ended November 30, 2014 with a positive total return.

Performance Attribution

Consistent with our bottom-up approach, individual security selection was the primary driver of fund performance. One of the leading contributors to performance was our position in the bonds of Frontier Communications, which benefited from the completion of a well-received acquisition as well as the firm’s continued steady cash flow and moderate leverage. Windstream Communications’ bonds also outperformed, as the company used proceeds from an asset spin-off to reduce leverage and strengthen its credit profile. Our position in bonds issued by The Republic of Slovenia also performed well, as investors sought the relative security and stability of bonds backed by a member state of both the European Union and the North Atlantic Treaty Organization.

On the negative side, the fund’s positions in shorter-duration securities — such as bank loans — outweighed the positive contribution from its positions in longer-duration bonds (i.e., those with higher interest-rate sensitivity). Positions in bonds with exposure to political and economic instability and/or weakening commodity prices also detracted from fund performance. Among individual securities, SandRidge Energy, Inc. was one of the fund’s leading detractors from performance. The company’s credit profile weakened as the sharp downturn in oil prices constrained the company's growth and cash flow prospects. The bonds of Offshore Group Investment Ltd.* also lost ground along with its sector peers, as offshore drillers faced day-rate pressure due to lower demand and market oversupply. Our position in Petroleos de Venezuela bonds also detracted from performance. These bonds underperformed due to the instability in Venezuela and the pressure on oil and gas prices.

* Not held in the portfolio as of November 30, 2014.

Outlook and Positioning

We retain a cautiously optimistic view on the U.S. high-yield market. Credit fundamentals remain strong, as improving corporate results have resulted in decreasing leverage and higher interest coverage in the asset class. High-yield companies have taken advantage of low rates by refinancing their debt and pushing the bulk of their maturities further into the future, thus reducing near-term default risk. Although we believe favorable corporate results continue to support improving credit fundamentals and low default rates, we are also mindful of valuations. Accordingly, we reduced the fund’s allocation to high-yield bonds by a significant margin during the summer, as we believed that more attractive valuations existed in both emerging-markets debt and senior loans. Our decision to reduce the fund’s high-yield allocation proved well timed, as it helped cushion the impact of the sell-off that occurred in the second half of the period.

We increased the fund's senior loan exposure during the period ended November 30, 2014. We believed the asset class offered a compelling value following its underperformance in early 2014, and we liked the diversification offered by loans’ floating-rate structure.

In the fund’s emerging-markets segment, our active approach led us to hold overweight positions in countries such as Indonesia and Mexico, which had favorable growth trends and a positive outlook for reform, and underweight countries where the fundamentals were not as attractive, including Russia and Brazil. We also continued to position the fund to take advantage of the attractive yields in the corporate sector, where we think investors are well compensated for the associated risks. We held a very low weighting in local-currency emerging-markets bonds through most of the period ended November 30, 2014. This positioning stemmed from our view that even though their yields were higher than dollar-denominated debt, the risks of local-currency debt continue to outweigh the potential rewards. Late in the period, however, we took advantage of the underperformance of this market segment by establishing a modest allocation to local-currency debt via positions in South Africa and Mexico. We retain a favorable view on the opportunities available in the emerging markets, and the fund closed the period with a higher allocation to the asset class than it held one year ago.

Overall, we continue to focus on using credit research to identify the most compelling investment opportunities for the fund. We manage the portfolio from a long-term perspective, which means that we do not take on excessive risk to boost short-term returns. Instead, we strive to generate outperformance over a multiyear period by achieving an appropriate trade-off of risk and return.

Portfolio Management

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Co-Head of US Credit: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

The JPMorgan EMBI Global Diversified Index is an unmanaged, unleveraged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-markets sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yield (or current yield) is the income generated by an investment divided by its current price.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

The default rate is the dollar value of defaults divided by the total value of the rated high-yield bond market.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Sovereign debt is debt that is issued by a national government.

Performance Summary November 30, 2014 (Unaudited)

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.
Average Annual Total Returns as of 11/30/14
Deutsche Multi-Market Income Trust	1-Year	5-Year	10-Year
Based on Net Asset Value(a)	5.53%	10.93%	9.60%
Based on Market Price(a)	0.49%	10.37%	8.95%
Credit Suisse High Yield Index(b)	4.28%	9.68%	7.67%
JPMorgan Emerging Markets Bond Global Diversified Index(c)	10.53%	8.15%	8.28%
Blended Index(d)	7.38%	8.95%	8.03%
Morningstar Closed-End High Yield Bond Funds Category (based on Net Asset Value)(e)	5.25%	11.74%	7.95%

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period. Expenses of the Fund include management fee, interest expense and other fund expenses. Total returns shown take into account these fees and expenses. The expense ratio of the Fund for the year ended November 30, 2014 was 1.52% (1.01% excluding interest expense).

(b) The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

(c) The JPMorgan Emerging Markets Bond Global Diversified Index is an unmanaged, unleveraged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country.

(d) The Blended Index consists of 50% in the Credit Suisse High Yield Index and 50% in the JPMorgan Emerging Markets Bond Global Diversified Index.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

(e) Morningstar's Closed-End High Yield Bond Funds category represents high-yield bond portfolios that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios generally offer higher yields than other types of portfolios, but they are also more vulnerable to economic and credit risk. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor's or Moody's at the level of BB (considered speculative for taxable bonds) and below. Morningstar figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Morningstar, Inc. as falling into the Closed-End High Yield Bond Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Morningstar category.

Net Asset Value and Market Price
	As of 11/30/14	As of 11/30/13
Net Asset Value	$9.79	$9.98
Market Price	$8.79	$9.41

Prices and net asset value fluctuate and are not guaranteed.
Distribution Information
Twelve Months as of 11/30/14: Income Dividends	$.68
November Income Dividend	$.0550
Current Annualized Distribution Rate (based on Net Asset Value) as of 11/30/14†	6.74%
Current Annualized Distribution Rate (based on Market Price) as of 11/30/14†	7.51%

† Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2014. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

Investment Portfolio as of November 30, 2014
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 88.7%
Consumer Discretionary 12.0%
AMC Entertainment, Inc., 5.875%, 2/15/2022		295,000	302,375
AmeriGas Finance LLC:
6.75%, 5/20/2020		625,000	656,250
7.0%, 5/20/2022		485,000	511,675
APX Group, Inc.:
6.375%, 12/1/2019		295,000	282,463
8.75%, 12/1/2020		40,000	35,200
144A, 8.75%, 12/1/2020		185,000	162,800
Arcelik AS, 144A, 5.0%, 4/3/2023		815,000	785,456
Asbury Automotive Group, Inc., 144A, 6.0%, 12/15/2024 (b)		525,000	532,875
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		455,000	487,987
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		465,000	453,375
Avis Budget Car Rental LLC:
5.5%, 4/1/2023		290,000	292,900
144A, 5.5%, 4/1/2023		480,000	484,800
Block Communications, Inc., 144A, 7.25%, 2/1/2020		580,000	603,200
Boyd Gaming Corp., 9.0%, 7/1/2020		215,000	228,438
Cablevision Systems Corp.:
5.875%, 9/15/2022		150,000	152,625
8.0%, 4/15/2020		85,000	97,750
CCOH Safari LLC:
5.5%, 12/1/2022		280,000	283,150
5.75%, 12/1/2024		280,000	281,750
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		815,000	786,475
144A, 6.375%, 9/15/2020		1,630,000	1,691,125
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		355,000	368,241
Series B, 6.5%, 11/15/2022		525,000	547,312
Series A, 7.625%, 3/15/2020		85,000	87,975
Series B, 7.625%, 3/15/2020		865,000	900,465
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		35,000	35,000
Columbus International, Inc., 144A, 7.375%, 3/30/2021		900,000	958,500
CSC Holdings LLC, 144A, 5.25%, 6/1/2024		700,000	693,875
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019		265,000	267,650
DISH DBS Corp.:
5.0%, 3/15/2023		460,000	446,487
6.75%, 6/1/2021		110,000	119,488
Getty Images, Inc., 144A, 7.0%, 10/15/2020		165,000	134,269
Goodyear Tire & Rubber Co., 6.5%, 3/1/2021		1,000,000	1,062,500
Group 1 Automotive, Inc., 144A, 5.0%, 6/1/2022		390,000	385,125
Harron Communications LP, 144A, 9.125%, 4/1/2020		605,000	665,500
HD Supply, Inc.:
144A, 5.25%, 12/15/2021 (b)		290,000	296,163
7.5%, 7/15/2020		105,000	110,775
11.5%, 7/15/2020		100,000	116,000
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		195,000	209,138
iHeartCommunications, Inc.:
9.0%, 12/15/2019		710,000	697,575
11.25%, 3/1/2021		195,000	200,850
Isle of Capri Casinos, Inc., 5.875%, 3/15/2021		125,000	127,813
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		175,000	159,250
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022		70,000	70,175
144A, 7.0%, 9/1/2020		470,000	500,550
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		330,000	340,725
Mediacom Broadband LLC:
5.5%, 4/15/2021		70,000	71,050
6.375%, 4/1/2023		610,000	643,550
Mediacom LLC, 7.25%, 2/15/2022		165,000	176,138
MGM Resorts International:
6.0%, 3/15/2023		300,000	304,500
6.75%, 10/1/2020		615,000	662,662
8.625%, 2/1/2019		770,000	879,725
Numericable-SFR:
144A, 4.875%, 5/15/2019		715,000	706,956
144A, 6.0%, 5/15/2022		1,070,000	1,086,874
144A, 6.25%, 5/15/2024		315,000	320,906
Penske Automotive Group, Inc., 5.375%, 12/1/2024		700,000	701,750
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		330,000	344,025
Quebecor Media, Inc., 5.75%, 1/15/2023		295,000	302,375
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		180,000	178,650
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020		165,000	175,725
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		310,000	327,825
Springs Industries, Inc., 6.25%, 6/1/2021		415,000	405,662
Starz LLC, 5.0%, 9/15/2019		230,000	237,475
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021		360,000	361,800
TRI Pointe Holdings, Inc., 144A, 4.375%, 6/15/2019		185,000	183,150
UCI International, Inc., 8.625%, 2/15/2019		165,000	158,400
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		1,320,000	1,372,800
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		295,000	323,762
Visant Corp., 10.0%, 10/1/2017		80,000	71,600
			28,611,430
Consumer Staples 3.7%
Chiquita Brands International, Inc., 7.875%, 2/1/2021		127,000	137,795
Cott Beverages, Inc., 144A, 5.375%, 7/1/2022		305,000	289,750
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		500,000	526,875
JBS Investments GmbH, 144A, 7.25%, 4/3/2024		710,000	745,500
JBS U.S.A. LLC:
144A, 7.25%, 6/1/2021		775,000	823,437
144A, 8.25%, 2/1/2020		240,000	255,600
Marfrig Overseas Ltd., 144A, 9.5%, 5/4/2020		500,000	532,500
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		155,000	152,288
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		3,720,000	3,826,950
6.875%, 2/15/2021		760,000	802,750
8.25%, 2/15/2021		155,000	161,781
Roundy's Supermarkets, Inc., 144A, 10.25%, 12/15/2020		75,000	66,000
Smithfield Foods, Inc., 6.625%, 8/15/2022		300,000	324,750
The WhiteWave Foods Co., 5.375%, 10/1/2022		205,000	215,250
			8,861,226
Energy 14.7%
Afren PLC, 144A, 10.25%, 4/8/2019		1,492,000	1,378,668
Antero Resources Corp., 144A, 5.125%, 12/1/2022		215,000	208,550
Antero Resources Finance Corp., 5.375%, 11/1/2021		320,000	316,000
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021		85,000	78,200
144A, 5.625%, 6/1/2024		125,000	111,875
Berry Petroleum Co., LLC:
6.375%, 9/15/2022		285,000	245,100
6.75%, 11/1/2020		805,000	740,600
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		120,000	121,200
BreitBurn Energy Partners LP:
7.875%, 4/15/2022		935,000	832,150
8.625%, 10/15/2020		150,000	146,250
California Resources Corp.:
144A, 5.5%, 9/15/2021		210,000	188,475
144A, 6.0%, 11/15/2024		45,000	40,134
Chaparral Energy, Inc., 7.625%, 11/15/2022		255,000	233,325
Crestwood Midstream Partners LP, 6.125%, 3/1/2022		245,000	243,775
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		1,000,000	1,030,654
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		380,000	404,700
Ecopetrol SA, 5.875%, 5/28/2045		1,800,000	1,782,000
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		740,000	728,900
EP Energy LLC, 6.875%, 5/1/2019		520,000	542,100
EV Energy Partners LP, 8.0%, 4/15/2019		1,280,000	1,228,800
Halcon Resources Corp., 8.875%, 5/15/2021		79,000	60,830
Holly Energy Partners LP, 6.5%, 3/1/2020		165,000	169,950
Inkia Energy Ltd., 144A, 8.375%, 4/4/2021		690,000	733,125
Ithaca Energy, Inc., 144A, 8.125%, 7/1/2019		215,000	181,675
Jupiter Resources, Inc., 144A, 8.5%, 10/1/2022		210,000	181,650
Linn Energy LLC, 6.25%, 11/1/2019		405,000	362,222
MEG Energy Corp.:
144A, 6.5%, 3/15/2021		325,000	299,000
144A, 7.0%, 3/31/2024		965,000	875,737
Memorial Resource Development Corp., 144A, 5.875%, 7/1/2022		245,000	232,750
Midstates Petroleum Co., Inc.:
9.25%, 6/1/2021		390,000	323,700
10.75%, 10/1/2020		410,000	354,650
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		400,000	423,000
Newfield Exploration Co., 5.75%, 1/30/2022		305,000	327,113
NGL Energy Partners LP, 144A, 5.125%, 7/15/2019		245,000	237,650
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		875,000	774,375
Nostrum Oil & Gas Finance BV, 144A, 6.375%, 2/14/2019		1,500,000	1,440,000
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		240,000	232,200
6.875%, 3/15/2022		605,000	568,700
6.875%, 1/15/2023		175,000	164,500
Offshore Drilling Holding SA, 144A, 8.625%, 9/20/2020		1,000,000	1,007,500
Pacific Rubiales Energy Corp., 144A, 5.625%, 1/19/2025		2,036,000	1,878,210
Petroleos de Venezuela SA:
144A, 9.0%, 11/17/2021		1,500,000	805,500
144A, 9.75%, 5/17/2035		500,000	267,500
Petroleos Mexicanos, 4.875%, 1/18/2024		2,000,000	2,100,000
PT Pertamina Persero:
144A, 4.3%, 5/20/2023		1,800,000	1,777,500
144A, 5.25%, 5/23/2021		410,000	434,600
QGOG Atlantic, 144A, 5.25%, 7/30/2018		1,820,400	1,810,388
Ras Laffan Liquefied Natural Gas Co., Ltd. II, 144A, 5.298%, 9/30/2020		1,393,650	1,508,626
Regency Energy Partners LP:
5.0%, 10/1/2022		135,000	132,300
5.875%, 3/1/2022		35,000	36,050
Reliance Holding U.S.A., Inc., 144A, 5.4%, 2/14/2022		1,250,000	1,377,831
RSP Permian, Inc., 144A, 6.625%, 10/1/2022		125,000	121,563
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		980,000	1,002,050
5.625%, 4/15/2023		220,000	224,400
SandRidge Energy, Inc., 8.125%, 10/15/2022		250,000	200,000
Seventy Seven Energy, Inc., 144A, 6.5%, 7/15/2022		60,000	45,900
Seventy Seven Operating LLC, 6.625%, 11/15/2019		315,000	281,925
Swift Energy Co., 7.875%, 3/1/2022		410,000	336,200
Talos Production LLC, 144A, 9.75%, 2/15/2018		545,000	517,750
Targa Resources Partners LP, 144A, 4.125%, 11/15/2019		75,000	75,000
Triangle U.S.A. Petroleum Corp., 144A, 6.75%, 7/15/2022		175,000	142,625
Welltec A/S, 144A, 8.0%, 2/1/2019		200,000	209,000
WPX Energy, Inc., 5.25%, 9/15/2024		165,000	159,225
			34,995,926
Financials 9.2%
Banco de Bogota SA, 144A, 5.375%, 2/19/2023		500,000	518,000
Banco do Brasil SA, 144A, 9.0%, 6/29/2049		1,500,000	1,470,000
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	1,000,000	375,266
BBVA Bancomer SA, 144A, 6.75%, 9/30/2022		1,800,000	2,020,500
CIMPOR Financial Operations BV, 144A, 5.75%, 7/17/2024		250,000	233,437
CIT Group, Inc., 3.875%, 2/19/2019		1,475,000	1,482,080
Corpbanca SA, 144A, 3.875%, 9/22/2019		2,000,000	2,026,754
Country Garden Holdings Co., Ltd., 144A, 11.125%, 2/23/2018		800,000	855,000
Credit Agricole SA, 144A, 7.875%, 1/29/2049		455,000	472,406
Credit Suisse Group AG, 144A, 6.25%, 12/29/2049		290,000	282,025
Credito Real SAB de CV, 144A, 7.5%, 3/13/2019		1,000,000	1,037,500
Denali Borrower LLC, 144A, 5.625%, 10/15/2020		300,000	314,550
E*TRADE Financial Corp., 5.375%, 11/15/2022		180,000	181,800
Fondo MIVIVIENDA SA, 144A, 3.5%, 1/31/2023		2,000,000	1,909,800
Hellas Telecommunications Finance, 144A, 8.082%**, 7/15/2015 (PIK)*	EUR	278,431	0
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		415,000	444,050
(REIT), 6.875%, 5/1/2021		415,000	444,050
National Savings Bank, 144A, 5.15%, 9/10/2019		500,000	502,500
Neuberger Berman Group LLC, 144A, 5.875%, 3/15/2022		405,000	428,287
Popular, Inc., 7.0%, 7/1/2019		185,000	185,925
Schahin II Finance Co. SPV Ltd., 144A, 5.875%, 9/25/2022		1,798,667	1,582,827
Societe Generale SA, 144A, 7.875%, 12/29/2049		735,000	738,491
The Goldman Sachs Group, Inc., Series L, 5.7%, 12/29/2049		360,000	368,100
Trust F/1401, (REIT), 144A, 5.25%, 12/15/2024		2,000,000	2,100,000
UniCredit SpA, REG S, 8.0%, 4/3/2049		315,000	318,145
Yapi ve Kredi Bankasi AS, 144A, 5.5%, 12/6/2022		1,500,000	1,463,310
			21,754,803
Health Care 6.3%
Aviv Healthcare Properties LP, 6.0%, 10/15/2021		165,000	175,725
Community Health Systems, Inc.:
5.125%, 8/1/2021		75,000	77,063
6.875%, 2/1/2022		300,000	317,625
7.125%, 7/15/2020		2,715,000	2,871,112
Crimson Merger Sub, Inc., 144A, 6.625%, 5/15/2022		730,000	680,725
Endo Finance LLC:
144A, 5.375%, 1/15/2023		285,000	278,408
144A, 5.75%, 1/15/2022		305,000	311,863
Fresenius Medical Care U.S. Finance, Inc., 144A, 6.5%, 9/15/2018		170,000	186,150
HCA, Inc.:
5.25%, 4/15/2025		155,000	159,650
6.5%, 2/15/2020		1,700,000	1,880,625
7.5%, 2/15/2022		620,000	709,900
Hologic, Inc., 6.25%, 8/1/2020		300,000	310,688
IMS Health, Inc., 144A, 6.0%, 11/1/2020		365,000	375,037
LifePoint Hospitals, Inc, 5.5%, 12/1/2021		385,000	399,437
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		475,000	499,937
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		228,000	244,530
Salix Pharmaceuticals Ltd., 144A, 6.0%, 1/15/2021		225,000	229,500
Valeant Pharmaceuticals International, Inc.:
144A, 6.375%, 10/15/2020		320,000	332,003
144A, 6.75%, 8/15/2018		3,025,000	3,232,969
144A, 7.5%, 7/15/2021		1,455,000	1,571,400
			14,844,347
Industrials 12.1%
ADT Corp.:
3.5%, 7/15/2022		190,000	166,250
4.125%, 4/15/2019		65,000	64,748
6.25%, 10/15/2021		235,000	246,163
Aguila 3 SA, 144A, 7.875%, 1/31/2018		685,000	671,300
Air Lease Corp., 4.75%, 3/1/2020		415,000	443,012
Apex Tool Group LLC, 144A, 7.0%, 2/1/2021		280,000	253,400
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		395,000	389,075
Belden, Inc., 144A, 5.5%, 9/1/2022		505,000	509,419
Bombardier, Inc.:
144A, 4.75%, 4/15/2019		215,000	219,300
144A, 5.75%, 3/15/2022		340,000	346,800
144A, 6.0%, 10/15/2022		355,000	360,840
144A, 7.75%, 3/15/2020		1,700,000	1,870,000
Carlson Travel Holdings, Inc., 144A, 7.5%, 8/15/2019 (PIK)		165,000	166,238
Casella Waste Systems, Inc., 7.75%, 2/15/2019		540,000	546,750
Covanta Holding Corp., 5.875%, 3/1/2024		295,000	302,375
CTP Transportation Products LLC, 144A, 8.25%, 12/15/2019		385,000	410,025
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		210,000	201,600
Empresas ICA SAB de CV, 144A, 8.875%, 5/29/2024		1,800,000	1,710,000
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		635,000	649,287
FTI Consulting, Inc.:
6.0%, 11/15/2022		295,000	305,325
6.75%, 10/1/2020		1,095,000	1,152,487
Garda World Security Corp., 144A, 7.25%, 11/15/2021		400,000	400,000
Gates Global LLC, 144A, 6.0%, 7/15/2022		245,000	238,263
GenCorp, Inc., 7.125%, 3/15/2021		690,000	727,087
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		400,000	404,652
Huntington Ingalls Industries, Inc., 144A, 5.0%, 12/15/2021 (b)		415,000	421,744
Kazakhstan Temir Zholy Finance BV, 144A, 6.375%, 10/6/2020		2,000,000	2,160,000
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		805,000	837,200
KLX, Inc., 144A, 5.875%, 12/1/2022 (b)		235,000	239,113
Meritor, Inc.:
6.25%, 2/15/2024		285,000	292,125
6.75%, 6/15/2021		400,000	420,000
Moog, Inc., 144A, 5.25%, 12/1/2022		175,000	178,063
Navios Maritime Holdings, Inc.:
144A, 7.375%, 1/15/2022		1,150,000	1,109,750
8.125%, 2/15/2019		245,000	232,750
Nortek, Inc., 8.5%, 4/15/2021		315,000	338,625
Odebrecht Finance Ltd., 144A, 5.25%, 6/27/2029		1,100,000	990,000
Odebrecht Offshore Drilling Finance Ltd., 144A, 6.75%, 10/1/2022		2,002,770	1,972,728
Oshkosh Corp., 5.375%, 3/1/2022		217,500	223,481
Ply Gem Industries, Inc.:
6.5%, 2/1/2022		375,000	362,812
144A, 6.5%, 2/1/2022		150,000	145,125
SBA Communications Corp., 5.625%, 10/1/2019		285,000	294,975
Spirit AeroSystems, Inc., 5.25%, 3/15/2022		390,000	395,850
Titan International, Inc., 6.875%, 10/1/2020		945,000	869,400
TransDigm, Inc.:
6.0%, 7/15/2022		350,000	353,500
6.5%, 7/15/2024		210,000	214,200
7.5%, 7/15/2021		1,095,000	1,174,387
Triumph Group, Inc., 5.25%, 6/1/2022		175,000	176,750
United Rentals North America, Inc.:
6.125%, 6/15/2023		35,000	37,013
7.625%, 4/15/2022		455,000	502,775
Votorantim Cimentos SA, 144A, 7.25%, 4/5/2041		1,800,000	1,845,000
Watco Companies LLC, 144A, 6.375%, 4/1/2023		220,000	223,850
XPO Logistics, Inc., 144A, 7.875%, 9/1/2019		105,000	111,563
			28,877,175
Information Technology 5.9%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		140,000	148,050
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		1,255,000	1,339,712
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		370,000	382,950
Audatex North America, Inc.:
144A, 6.0%, 6/15/2021		425,000	440,938
144A, 6.125%, 11/1/2023		120,000	124,500
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		615,000	576,562
Boxer Parent Co., Inc., 144A, 9.0%, 10/15/2019 (PIK)		425,000	361,250
Cardtronics, Inc., 144A, 5.125%, 8/1/2022		175,000	171,500
CDW LLC, 5.5%, 12/1/2024 (b)		705,000	703,237
CyrusOne LP, 6.375%, 11/15/2022		145,000	156,963
EarthLink Holdings Corp., 7.375%, 6/1/2020		345,000	358,800
Entegris, Inc., 144A, 6.0%, 4/1/2022		215,000	222,052
Equinix, Inc.:
5.375%, 1/1/2022		240,000	241,200
5.375%, 4/1/2023		995,000	998,731
5.75%, 1/1/2025		180,000	181,350
First Data Corp.:
144A, 6.75%, 11/1/2020		1,579,000	1,681,635
144A, 7.375%, 6/15/2019		365,000	384,163
144A, 8.75%, 1/15/2022 (PIK)		660,000	709,500
Freescale Semiconductor, Inc., 144A, 6.0%, 1/15/2022		380,000	392,350
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		1,100,000	1,190,750
7.625%, 6/15/2021		335,000	371,850
Jabil Circuit, Inc., 5.625%, 12/15/2020		400,000	428,000
MSCI, Inc., 144A, 5.25%, 11/15/2024		100,000	103,750
NCR Corp.:
5.875%, 12/15/2021		75,000	76,500
6.375%, 12/15/2023		190,000	197,600
Sanmina Corp., 144A, 4.375%, 6/1/2019		35,000	34,650
Tencent Holdings Ltd., 144A, 3.375%, 5/2/2019		2,000,000	2,041,026
			14,019,569
Materials 10.1%
Alpek SAB de CV, 144A, 5.375%, 8/8/2023		700,000	731,500
Ardagh Packaging Finance PLC:
144A, 3.234%**, 12/15/2019		490,000	475,300
144A, 6.75%, 1/31/2021		340,000	346,800
Berry Plastics Corp.:
5.5%, 5/15/2022		600,000	603,000
9.75%, 1/15/2021		305,000	340,075
Cascades, Inc., 144A, 5.5%, 7/15/2022		185,000	183,150
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		1,300,000	1,355,250
CITIC Ltd., REG S, 6.8%, 1/17/2023		2,000,000	2,340,100
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		320,000	323,200
Coveris Holdings SA, 144A, 7.875%, 11/1/2019		405,000	420,188
Evraz Group SA, 144A, 6.75%, 4/27/2018		800,000	701,506
Exopack Holding Corp., 144A, 10.0%, 6/1/2018		335,000	359,706
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		730,000	700,800
144A, 7.0%, 2/15/2021		730,000	708,100
FMG Resources (August 2006) Pty Ltd., 144A, 8.25%, 11/1/2019		410,000	379,250
Fresnillo PLC, 144A, 5.5%, 11/13/2023		1,700,000	1,755,250
Greif, Inc., 7.75%, 8/1/2019		870,000	996,150
GTL Trade Finance, Inc., 144A, 5.893%, 4/29/2024		2,000,000	2,045,000
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		805,000	778,837
8.875%, 2/1/2018		245,000	231,525
Kaiser Aluminum Corp., 8.25%, 6/1/2020		395,000	433,512
KGHM International Ltd., 144A, 7.75%, 6/15/2019		900,000	945,000
Novelis, Inc., 8.75%, 12/15/2020		1,820,000	1,974,700
Perstorp Holding AB, 144A, 8.75%, 5/15/2017		400,000	410,000
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		390,000	391,950
Rain CII Carbon LLC:
144A, 8.0%, 12/1/2018		370,000	381,100
144A, 8.25%, 1/15/2021		225,000	231,750
Sealed Air Corp.:
144A, 4.875%, 12/1/2022		120,000	119,550
144A, 5.125%, 12/1/2024		60,000	60,150
Signode Industrial Group Lux SA, 144A, 6.375%, 5/1/2022		285,000	279,300
Tronox Finance LLC, 6.375%, 8/15/2020		275,000	281,875
Turkiye Sise ve Cam Fabrikalari AS, 144A, 4.25%, 5/9/2020		1,000,000	994,580
Volcan Cia Minera SAA, 144A, 5.375%, 2/2/2022		1,565,000	1,549,350
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		105,000	108,938
144A, 5.625%, 10/1/2024		55,000	58,094
			23,994,536
Telecommunication Services 12.6%
Altice Financing SA:
144A, 6.5%, 1/15/2022		240,000	242,400
144A, 7.875%, 12/15/2019		335,000	354,598
Altice Finco SA, 144A, 9.875%, 12/15/2020		335,000	370,537
Altice SA, 144A, 7.75%, 5/15/2022		335,000	346,306
B Communications Ltd., 144A, 7.375%, 2/15/2021		370,000	397,195
Bharti Airtel International Netherlands BV, 144A, 5.125%, 3/11/2023		1,400,000	1,506,764
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020		145,000	152,975
Series W, 6.75%, 12/1/2023		405,000	449,550
Cincinnati Bell, Inc., 8.375%, 10/15/2020		2,005,000	2,137,831
CommScope, Inc., 144A, 5.0%, 6/15/2021		350,000	350,000
CPI International, Inc., 8.75%, 2/15/2018		180,000	185,400
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		355,000	347,013
144A, 8.25%, 9/30/2020		1,703,000	1,745,575
Digicel Ltd., 144A, 7.0%, 2/15/2020		200,000	205,500
ENTEL Chile (Empreca Nacional de Telecommunicaciones SA), 144A, 4.875%, 10/30/2024		2,000,000	2,026,628
Frontier Communications Corp.:
6.25%, 9/15/2021		160,000	163,408
6.875%, 1/15/2025		160,000	160,800
7.125%, 1/15/2023		1,925,000	2,011,625
8.5%, 4/15/2020		130,000	148,850
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		600,000	591,000
7.5%, 4/1/2021		1,770,000	1,898,325
Intelsat Luxembourg SA:
7.75%, 6/1/2021		945,000	979,256
8.125%, 6/1/2023		145,000	151,525
Level 3 Communications, Inc., 144A, 5.75%, 12/1/2022 (b)		300,000	301,500
Level 3 Escrow II, Inc., 144A, 5.375%, 8/15/2022		750,000	757,500
Level 3 Financing, Inc.:
6.125%, 1/15/2021		230,000	239,775
7.0%, 6/1/2020		550,000	587,812
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		800,000	776,000
Pacnet Ltd., 144A, 9.0%, 12/12/2018		240,000	242,400
Sprint Communications, Inc.:
144A, 7.0%, 3/1/2020		320,000	352,200
144A, 9.0%, 11/15/2018		1,085,000	1,255,887
Sprint Corp., 7.125%, 6/15/2024		1,325,000	1,310,094
T-Mobile U.S.A., Inc.:
6.125%, 1/15/2022		155,000	157,713
6.625%, 11/15/2020		600,000	621,000
Turk Telekomunikasyon AS, 144A, 3.75%, 6/19/2019		2,000,000	2,027,500
tw telecom holdings, Inc.:
5.375%, 10/1/2022		260,000	294,450
5.375%, 10/1/2022		42,000	47,565
6.375%, 9/1/2023		218,000	248,520
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		725,000	794,817
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		495,000	537,719
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		290,000	300,150
Windstream Corp.:
6.375%, 8/1/2023		350,000	337,750
7.5%, 4/1/2023		590,000	600,325
7.75%, 10/15/2020		115,000	120,693
7.75%, 10/1/2021		990,000	1,035,787
			29,870,218
Utilities 2.1%
Calpine Corp.:
5.375%, 1/15/2023		290,000	293,988
5.75%, 1/15/2025		290,000	295,075
Dynegy Finance I, Inc., 144A, 7.625%, 11/1/2024		50,000	52,875
Enel SpA, 144A, 8.75%, 9/24/2073		540,000	629,381
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024*		400,000	320,000
Hrvatska Elektroprivreda, 144A, 6.0%, 11/9/2017		1,600,000	1,679,600
NRG Energy, Inc.:
144A, 6.25%, 5/1/2024		1,050,000	1,073,625
7.875%, 5/15/2021		275,000	297,687
RJS Power Holdings LLC, 144A, 5.125%, 7/15/2019		250,000	248,125
			4,890,356
Total Corporate Bonds (Cost $211,015,804)			210,719,586

Government & Agency Obligations 10.1%
Other Government Related (c) 0.5%
TMK OAO, 144A, 6.75%, 4/3/2020		350,000	283,500
VTB Bank OJSC, 144A, 6.315%, 2/22/2018		985,000	962,966
			1,246,466
Sovereign Bonds 9.6%
Federative Republic of Brazil, 12.5%, 1/5/2016	BRL	2,070,000	831,680
Hazine Mustesarligi Varlik Kiralama AS, 144A, 2.803%, 3/26/2018		2,000,000	1,999,400
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023		1,250,000	1,156,250
Republic of Kenya, 144A, 6.875%, 6/24/2024		430,000	459,670
Kingdom of Bahrain, 144A, 6.0%, 9/19/2044		710,000	724,200
Perusahaan Penerbit SBSN:
144A, 4.35%, 9/10/2024		500,000	506,875
144A, 6.125%, 3/15/2019		800,000	896,000
Republic of Peru, 144A, 5.7%, 8/12/2024	PEN	1,450,000	502,267
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	654	209
Republic of Belarus, REG S, 8.75%, 8/3/2015		1,500,000	1,513,125
Republic of Colombia, 5.625%, 2/26/2044		800,000	908,000
Republic of Costa Rica, 144A, 4.25%, 1/26/2023		300,000	283,500
Republic of Croatia, 144A, 6.75%, 11/5/2019		800,000	893,000
Republic of El Salvador:
144A, 6.375%, 1/18/2027		350,000	359,625
144A, 7.65%, 6/15/2035		800,000	874,000
Republic of Hungary:
4.0%, 3/25/2019		800,000	825,800
6.5%, 6/24/2019	HUF	51,600,000	242,572
Republic of Panama:
4.0%, 9/22/2024		430,000	438,170
9.375%, 1/16/2023		2,610,000	3,573,090
Republic of Paraguay, 144A, 6.1%, 8/11/2044		400,000	426,000
Republic of Slovenia:
144A, 4.75%, 5/10/2018		800,000	859,176
144A, 5.5%, 10/26/2022		2,200,000	2,458,500
Republic of South Africa:
5.875%, 9/16/2025		80,000	91,400
6.875%, 5/27/2019		185,000	213,111
Series R204, 8.0%, 12/21/2018	ZAR	1,450,000	136,766
Republic of Sri Lanka, 144A, 5.125%, 4/11/2019		1,000,000	1,027,500
United Mexican States:
Series M, 4.75%, 6/14/2018	MXN	5,900,000	427,426
Series M 20, 8.5%, 5/31/2029	MXN	2,950,000	256,204
			22,883,516
Total Government & Agency Obligations (Cost $23,926,607)			24,129,982

Loan Participations and Assignments 40.3%
Senior Loans**
Consumer Discretionary 11.8%
Atlantic Broadband Finance LLC, Term Loan B, 3.25%, 12/2/2019		3,574,034	3,537,918
Avis Budget Car Rental LLC, Term Loan B, 3.0%, 3/15/2019		1,346,332	1,342,124
Burger King Corp., Term Loan B, 3.75%, 9/28/2019		720,300	720,977
Cequel Communications LLC, Term Loan B, 3.5%, 2/14/2019		1,550,123	1,538,117
CSC Holdings, Inc., Term Loan B, 2.656%, 4/17/2020		4,161,816	4,110,126
Cumulus Media Holdings, Inc., Term Loan, 4.25%, 12/23/2020		670,589	660,953
Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/2019		3,520,000	3,539,254
Hilton Worldwide Finance LLC, Term Loan B2, 3.5%, 10/26/2020		3,861,908	3,833,272
Petco Animal Supplies, Inc., Term Loan, 4.0%, 11/24/2017		537,825	536,072
Polymer Group, Inc., First Lien Term Loan, 5.25%, 12/19/2019		1,518,525	1,524,227
Quebecor Media, Inc., Term Loan B1, 3.25%, 8/17/2020		3,267,017	3,186,371
Seminole Tribe of Florida, Term Loan, 3.0%, 4/29/2020		3,526,300	3,524,114
			28,053,525
Consumer Staples 8.0%
Albertson's LLC, Term Loan B2, 4.75%, 3/21/2019		2,663,766	2,665,431
Big Heart Pet Brands, Term Loan, 3.5%, 3/8/2020		4,318,061	4,183,122
Del Monte Foods, Inc., First Lien Term Loan, 4.253%, 2/18/2021		3,868,129	3,607,030
HJ Heinz Co., Term Loan B2, 3.5%, 6/5/2020		2,537,875	2,541,567
Pinnacle Foods Finance LLC:
Term Loan H, 3.0%, 4/29/2020		2,567,035	2,535,756
Term Loan G, 3.0%, 4/29/2020		1,136,077	1,122,143
Vogue International, Inc., Term Loan, 5.25%, 2/14/2020		611,925	611,160
Weight Watchers International, Inc., Term Loan B1, 3.16%, 4/2/2016		1,900,704	1,859,126
			19,125,335
Energy 1.7%
MEG Energy Corp., Term Loan, 3.75%, 3/31/2020		2,304,470	2,249,162
Tallgrass Operations LLC:
Term Delayed Draw, 3.75%, 11/13/2017		428,031	427,495
Term Loan B, 4.25%, 11/13/2018		1,338,163	1,342,626
			4,019,283
Financials 0.9%
Asurion LLC, Second Lien Term Loan, 8.5%, 3/3/2021		510,000	515,260
Delos Finance Sarl, Term Loan B, 3.5%, 3/6/2021		1,575,000	1,575,331
			2,090,591
Health Care 3.7%
Amsurg Corp., First Lien Term Loan B, 3.754%, 7/16/2021		802,988	802,056
Community Health Systems, Inc., Term Loan D, 4.25%, 1/27/2021		803,925	806,522
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		3,993,990	3,984,624
Par Pharmaceutical Companies, Inc., Term Loan B2, 4.0%, 9/30/2019		1,190,963	1,176,075
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 3.5%, 2/13/2019		1,088,490	1,083,048
Term Loan B, 3.5%, 12/11/2019		1,015,563	1,010,414
			8,862,739
Industrials 3.4%
BE Aerospace, Inc., Term Loan B, 4.0%, 11/19/2021		900,000	902,813
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		3,506,689	3,471,622
Transdigm, Inc., Term Loan C, 3.75%, 2/28/2020		2,025,806	2,011,382
WP CPP Holdings LLC, First Lien Term Loan, 4.75%, 12/27/2019		1,656,760	1,655,103
			8,040,920
Information Technology 1.1%
First Data Corp., Term Loan, 4.155%, 3/24/2021		1,775,000	1,768,344
Freescale Semiconductor, Inc., Term Loan B4, 4.25%, 2/28/2020		507,444	504,130
Spansion LLC, Term Loan, 3.75%, 12/19/2019		308,442	306,129
			2,578,603
Materials 3.9%
American Rock Salt Holdings LLC, First Lien Term Loan, 4.75%, 5/20/2021		2,758,088	2,751,537
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 3.75%, 2/1/2020		1,799,647	1,779,608
Berry Plastics Holding Corp.:
Term Loan D, 3.5%, 2/8/2020		2,962,406	2,915,570
Term Loan E, 3.75%, 1/6/2021		1,098,075	1,085,343
MacDermid, Inc., First Lien Term Loan, 4.0%, 6/7/2020		814,688	805,726
			9,337,784
Telecommunication Services 3.1%
Crown Castle International Corp., Term Loan B, 3.0%, 1/31/2019		4,342,216	4,340,393
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/2020		54,175	54,073
Level 3 Financing, Inc.:
Term Loan B, 4.0%, 1/15/2020		1,480,000	1,481,665
Term Loan B5, 4.5%, 1/31/2022		620,000	623,100
Syniverse Holdings, Inc., Term Loan B, 4.0%, 4/23/2019		790,160	778,308
			7,277,539
Utilities 2.7%
Calpine Corp., Term Loan B1, 4.0%, 4/1/2018		2,309,107	2,311,035
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018		4,017,158	3,983,515
			6,294,550
Total Loan Participations and Assignments (Cost $96,575,309)			95,680,869

Convertible Bond 0.3%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015 (PIK) (Cost $430,985)		428,424	740,102

Preferred Security 0.3%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $459,048)		675,000	607,500

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Dawn Holdings, Inc.* (d)	7	20,612
Trump Entertainment Resorts, Inc.*	32	0
		20,612
Industrials 0.0%
Congoleum Corp.*	7,900	0
Quad Graphics, Inc.	109	2,366
		2,366
Materials 0.0%
GEO Specialty Chemicals, Inc.*	7,125	4,725
GEO Specialty Chemicals, Inc. 144A*	649	431
		5,156
Total Common Stocks (Cost $114,863)		28,134

Preferred Stock 0.4%
Financials
Ally Financial, Inc. Series G, 144A, 7.0% (Cost $856,579)	896	903,868

Warrants 0.0%
Materials
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	39,514	25,910
Hercules Trust II, Expiration Date 3/31/2029*	400	3,497
Total Warrants (Cost $87,876)		29,407

	Contract Amount	Value ($)

Call Options Purchased 0.0%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.72% – Receive Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/20161 (Cost $44,415)	900,000	7,065

	Shares	Value ($)

Cash Equivalents 0.4%
Central Cash Management Fund, 0.06% (e) (Cost $921,723)	921,723	921,723

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $334,433,209)†	140.5	333,768,236
Other Assets and Liabilities, Net	1.2	2,909,813
Notes Payable	(41.7)	(99,000,000)
Net Assets	100.0	237,678,049

The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Energy Future Holdings Corp.*	6.5%	11/15/2024	USD	400,000	236,811	320,000
Hellas Telecommunications Finance*	8.082%	7/15/2015	EUR	278,431	79,885	0
					316,696	320,000

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of November 30, 2014.

† The cost for federal income tax purposes was $335,367,648. At November 30, 2014, net unrealized depreciation for all securities based on tax cost was $1,599,412. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,124,216 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,723,628.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued security.

(c) Government-backed debt issued by financial companies or government sponsored enterprises.

(d) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	26,381	20,612	0.01

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

At November 30, 2014, open written options contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (f)
Call Options Receive Fixed — 4.22% – Pay Floating — LIBOR	4/22/2016 4/22/2026	900,000	1	4/20/2016	32,085	(3,009)

(f) Unrealized appreciation on written options on interest rate swap contracts at November 30, 2014 was $29,076.

At November 30, 2014, open credit default swap contracts sold were as follows:
Bilateral Swaps
Effective/ Expiration Date	Notional Amount ($) (g)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (h)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/21/2010 9/20/2015	1,555,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB–	76,555	(35,560)	112,115
12/20/2011 3/20/2017	565,000	3	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB–	55,573	10,962	44,611
9/20/2012 12/20/2017	720,000	4	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	94,557	32,685	61,872
6/20/2013 9/20/2018	380,000	3	5.0%	DISH DBS Corp., 6.75%, 6/1/2021, BB–	50,584	25,825	24,759
6/20/2013 9/20/2018	1,000,000	2	5.0%	Sprint Communications, Inc., 6.0%, 12/1/2016, BB–	78,653	45,193	33,460
6/20/2013 9/20/2018	950,000	5	5.0%	HCA, Inc., 8.0%, 10/1/2018, B–	127,046	57,767	69,280
Total unrealized appreciation							346,097

(g) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(h) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 Nomura International PLC

2 Bank of America

3 Credit Suisse

4 UBS AG

5 Goldman Sachs & Co.

At November 30, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
MXN	11,250,000	USD	815,795	1/15/2015	10,104	JPMorgan Chase Securities, Inc.
USD	210,873	ZAR	2,400,000	1/15/2015	4,005	Citigroup, Inc.
USD	210,854	ZAR	2,400,000	1/15/2015	4,024	BNP Paribas
USD	48,534	ZAR	550,000	1/15/2015	709	Commonwealth Bank of Australia
USD	259,477	ZAR	2,950,000	1/15/2015	4,643	UBS AG
Total unrealized appreciation					23,485

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	550,942	MXN	7,500,000	1/15/2015	(13,815)	JPMorgan Chase Securities, Inc.

Currency Abbreviations
ARS Argentine Peso BRL Brazilian Real EUR Euro HUF Hungarian Forint MXN Mexican Peso PEN Peruvian Nuevo Sol USD United States Dollar ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding options purchased, credit default swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$—	$210,719,586	$0	$210,719,586
Government & Agency Obligations	—	24,129,982	—	24,129,982
Loan Participations and Assignments	—	95,069,709	611,160	95,680,869
Convertible Bond	—	—	740,102	740,102
Preferred Security	—	607,500	—	607,500
Common Stocks (i)	2,366	—	25,768	28,134
Preferred Stocks	—	903,868	—	903,868
Warrants	—	—	29,407	29,407
Short-Term Investments	921,723	—	—	921,723
Derivatives (j)
Purchased Options	—	7,065	—	7,065
Credit Default Swaps	—	346,097	—	346,097
Forward Foreign Currency Exchange Contracts	—	23,485	—	23,485
Total	$924,089	$331,807,292	$1,406,437	$334,137,818
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (j)
Written Options	$—	$(3,009)	$—	$(3,009)
Forward Foreign Currency Exchange Contracts	—	(13,815)	—	(13,815)
Total	$—	$(16,824)	$—	$(16,824)

There have been no transfers between fair value measurement levels during the year ended November 30, 2014.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include value of options purchased and written options, unrealized appreciation (depreciation) on credit default swap contracts, and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of November 30, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $333,511,486)	$332,846,513
Investment in Central Cash Management Fund (cost $921,723)	921,723
Total investments in securities, at value (cost $334,433,209)	333,768,236
Foreign currency, at value (cost $12,120)	11,362
Deposit from broker on bilateral swap contracts	260,000
Receivable for investments sold	2,791,867
Interest receivable	4,201,766
Unrealized appreciation on bilateral swap contracts	346,097
Unrealized appreciation on forward foreign currency exchange contracts	23,485
Upfront payments paid on bilateral swap contracts	172,432
Other assets	1,309,109
Total assets	342,884,354
Liabilities
Cash overdraft	1,167,594
Payable for investments purchased	1,540,701
Payable for investments purchased — when-issued securities	2,470,000
Notes payable	99,000,000
Interest on notes payable	137,008
Payable for Fund shares repurchased	241,985
Payable upon return of deposit for swap contracts	260,000
Options written, at value (premiums received $32,085)	3,009
Unrealized depreciation on forward foreign currency exchange contracts	13,815
Upfront payments received on bilateral swap contracts	35,560
Accrued management fee	171,264
Accrued Trustees' fees	5,647
Other accrued expenses and payables	159,722
Total liabilities	105,206,305
Net assets, at value	$237,678,049

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2014 (continued)
Net Assets Consist of
Undistributed net investment income	448,539
Net unrealized appreciation (depreciation) on: Investments	(664,973)
Swap contracts	346,097
Foreign currency	4,104
Written options	29,076
Accumulated net realized gain (loss)	(8,187,288)
Paid-in capital	245,702,494
Net assets, at value	$237,678,049
Net Asset Value
Net Asset Value per share ($237,678,049 ÷ 24,286,599 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$9.79

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended November 30, 2014
Investment Income
Income: Interest	$19,338,473
Dividends	57,716
Income distributions — Central Cash Management Fund	7,119
Total income	19,403,308
Expenses: Management fee	2,089,316
Services to shareholders	22,564
Custodian fee	73,145
Audit fees	72,402
Legal fees	40,727
Reports to shareholders	75,361
Trustees' fees and expenses	18,405
Interest expense	1,262,026
Stock exchange listing fees	23,970
Other	58,382
Total expenses	3,736,298
Net investment income	15,667,010
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,689,954
Swap contracts	339,072
Foreign currency	88,162
Payments by affiliates (see Note I)	625
5,117,813
Change in net unrealized appreciation (depreciation) on: Investments	(8,878,285)
Swap contracts	(224,939)
Unfunded loan commitments	(650)
Written options	31,938
Foreign currency	13,322
(9,058,614)
Net gain (loss)	(3,940,801)
Net increase (decrease) in net assets resulting from operations	$11,726,209

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the year ended November 30, 2014
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$11,726,209
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(281,458,000)
Net purchases, sales and maturities of short-term investments	1,449,392
Net amortization of premium/(accretion of discount)	764,617
Proceeds from sales and maturities of long-term investments	292,863,852
(Increase) decrease in interest receivable	631,491
(Increase) decrease in other assets	(1,300,182)
Increase (decrease) in written options, at value	(31,938)
(Increase) decrease in receivable for investments sold	(79,527)
(Increase) decrease in receivable for investments sold — when-issued securities	142,625
Increase (decrease) in interest on notes payable	(18,162)
Increase (decrease) in payable for investments purchased	(4,695,421)
Increase (decrease) in payable for investments purchased — when-issued securities	1,945,000
(Increase) decrease in upfront payments paid/received on credit swap contracts	75,913
Increase (decrease) in other accrued expenses and payables	96
Change in unrealized (appreciation) depreciation on investments	8,878,285
Change in unrealized (appreciation) depreciation on swap contracts	224,939
Change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(32,953)
Change in unrealized (appreciation) depreciation in unfunded loan commitments	650
Net realized (gain) loss from investments	(4,689,954)
Cash provided (used) by operating activities	$26,396,932
Cash Flows from Financing Activities
Net increase (decrease) in cash overdraft	455,183
Net increase (decrease) in notes payable	(10,000,000)
Payment for shares repurchased	(1,720,211)
Distributions paid (net of reinvestment of distributions)	(16,653,652)
Cash provided (used) by financing activities	(27,918,680)
Increase (decrease) in cash	(1,521,748)
Cash at beginning of period (including foreign currency)	1,533,110
Cash at end of period (including foreign currency)	$11,362
Supplemental Disclosure
Interest paid on notes	$(1,280,188)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$15,667,010	$17,124,801
Net realized gain (loss)	5,117,813	8,407,506
Change in net unrealized appreciation (depreciation)	(9,058,614)	(11,733,273)
Net increase (decrease) in net assets resulting from operations	11,726,209	13,799,034
Distributions to shareholders from: Net investment income	(16,653,652)	(21,420,080)
Fund share transactions: Net proceeds from reinvestment of distributions	—	659,362
Cost of shares repurchased	(1,962,196)	—
Net increase (decrease) in net assets from Fund share transactions	(1,962,196)	659,362
Increase (decrease) in net assets	(6,889,639)	(6,961,684)
Net assets at beginning of period	244,567,688	251,529,372
Net assets at end of period (including undistributed net investment income of $448,539 and $172,874, respectively)	$237,678,049	$244,567,688
Other Information
Shares outstanding at beginning of period	24,508,088	24,445,323
Shares repurchased	(221,489)	—
Shares issued to shareholders from reinvestment of distributions	—	62,765
Shares outstanding at end of period	24,286,599	24,508,088

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended November 30,
	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.98	$10.29	$9.38	$9.75	$8.99
Income (loss) from investment operations: Net investment incomea	.64	.70	.81	.87	.90
Net realized and unrealized gain (loss)	(.16)	(.13)	1.02	(.33)	.71
Total from investment operations	.48	.57	1.83	.54	1.61
Less distributions from: Net investment income	(.68)	(.88)	(.92)	(.91)	(.85)
NAV accretion resulting from repurchases of shares at a discount to NAVa	.01	—	—	—	—
Net asset value, end of period	$9.79	$9.98	$10.29	$9.38	$9.75
Market price, end of period	$8.79	$9.41	$10.51	$9.98	$10.17
Total Return
Based on net asset value (%)b	5.53	5.58	20.20	5.64	18.71
Based on market price (%)b	.49	(2.53)	15.39	7.65	34.58
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	238	245	252	228	237
Ratio of expenses (including interest expense) (%)	1.52	1.60	1.66	1.49	1.62
Ratio of expenses (excluding interest expense) (%)	1.01	1.00	1.00	1.02	1.07
Ratio of net investment income (%)	6.37	6.89	8.09	8.84	9.57
Portfolio turnover rate (%)	82	76	45	55	78
Total debt outstanding end of period ($ thousands)	99,000	109,000	103,000	98,247	92,000
Asset coverage per $1,000 of debtc	3,401	3,244	3,442	3,324	3,572
a Based on average shares outstanding during the period.
b Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares trade during the period.
c Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Multi-Market Income Trust (formerly DWS Multi-Market Income Trust) (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund is approved to participate in securities lending, but had no securities on loan during the year ended November 30, 2014. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market price. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. Floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At November 30, 2014, the Fund had a net tax basis capital loss carryforward of approximately $6,932,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains until fully utilized or until November 30, 2017.

In addition, from November 1, 2014 through November 30, 2014, the Fund elected to defer qualified late-year losses of approximately $85,000 of net long-term realized capital losses and $237,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending November 30, 2015.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, swap contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$861,434
Capital loss carryforwards	$(6,932,000)
Net unrealized appreciation (depreciation) on investments	$(1,599,412)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended November 30,
	2014	2013
Distributions from ordinary income*	$16,653,652	$21,420,080

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash overdraft and foreign currency position at the Fund's custodian bank at November 30, 2014.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended November 30, 2014, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of November 30, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended November 30, 2014, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $5,170,000 to $6,670,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended November 30, 2014, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of the open purchased option contracts as of November 30, 2014 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended November 30, 2014, the investment in written option contracts had a total value generally indicative of a range from approximately $3,000 to $35,000, and purchased option contracts had a total value generally indicative of a range from approximately $7,000 to $51,000.

Forward Foreign Currency Exchange Contracts. The Fund is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the U.S. dollar may affect the U.S. dollar value of foreign securities or the income or gains received on these securities. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended November 30, 2014, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of November 30, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended November 30, 2014, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $816,000 to $5,080,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $454,000 to $2,870,000.

The following tables summarize the value of the Fund's derivative instruments held as of November 30, 2014 and the related location in the accompanying Statement of Assets and Liabilities presented by the primary underlying risk exposure:
Asset Derivatives	Purchased Options	Swap Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$7,065	$—	$—	$7,065
Credit Contracts (a)	—	346,097	—	346,097
Foreign Exchange Contracts (b)	—	—	$23,485	23,485
	$7,065	$346,097	$23,485	$376,647
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Investment in securities, at value (includes purchased options) and unrealized appreciation on bilateral swap contracts, respectively
(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Total
Interest Rate Contracts (a)	$(3,009)	$—	$(3,009)
Foreign Exchange Contracts (b)	—	(13,815)	(13,815)
	$(3,009)	$(13,815)	$(16,824)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Options written, at value
(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended November 30, 2014, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$339,072	$339,072
Foreign Exchange Contracts (b)	81,527	—	81,527
	$81,527	$339,072	$420,599
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from swap contracts
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$(44,228)	$31,938	$—	$—	$(12,290)
Credit Contracts (a)	—	—	—	(224,939)	(224,939)
Foreign Exchange Contracts (b)	—	—	32,953	—	32,953
	$(44,228)	$31,938	$32,953	$(224,939)	$(204,276)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options and swap contracts, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of November 30, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Collateral Received	Net Amount of Derivative Assets
Nomura International PLC	$7,065	$(3,009)	$—	$—	$4,056
BNP Paribas	4,024	—	—	—	4,024
Credit Suisse	69,370	—	—	—	69,370
Citigroup, Inc.	4,005	—	—	—	4,005
Commonwealth Bank of Australia	709	—	—	—	709
Bank of America	145,575	—	(145,575)	—	—
UBS AG	66,515	—	—	—	66,515
Goldman Sachs & Co.	69,281	—	—	—	69,281
JPMorgan Chase Securities, Inc.	10,104	(10,104)	—	—	—
	$376,648	$(13,113)	$(145,575)	$—	$217,960
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Collateral Pledged	Net Amount of Derivative Liabilities
JPMorgan Chase Securities, Inc.	$13,815	$(10,104)	$—	$—	$3,711
Nomura International PLC	3,009	(3,009)	—	—	—
	$16,824	$(13,113)	$—	$—	$3,711

C. Purchases and Sales of Securities

During the year ended November 30, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $281,458,000 and $292,863,852, respectively.

For the year ended November 30, 2014, transactions for written options on interest rate swaps were as follows:
	Contract Amount	Premiums
Outstanding, beginning of period	900,000	$32,085
Outstanding, end of period	900,000	$32,085

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2014, the amount charged to the Fund by DSC aggregated $11,841, of which $2,908 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $17,834, of which $10,121 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Borrowings

During the period covered by the report, the Fund was party to a secured revolving line of credit with a commercial bank (the "Lender") in an amount up to $125,000,000 (the "Credit Facility"). The Credit Facility automatically renews for a six-month period on each day unless it is terminated by either party or not extended by the Lender in accordance with its terms.

Loans under the Credit Facility, at the option of the Fund and subject to certain conditions, typically bear interest with reference to LIBOR (a "LIBOR Loan") or, less frequently, with reference to a base rate (a "Base Rate Loan"). Each LIBOR Loan shall bear interest at a rate per annum equal to the applicable LIBOR rate (as defined in the Credit Facility) plus 0.85%. As a general matter, each Base Rate Loan shall bear interest at a rate per annum equal to the greatest of certain specified rates as set forth in the Credit Facility. In addition, a commitment fee was charged to the Fund on the unused portion of the credit lines and is included with "interest expense" in the Statement of Operations.

At November 30, 2014, under the Credit Facility, the outstanding loans balance was $99,000,000. The weighted average outstanding daily balance of all loans during the year ended November 30, 2014 was approximately $106,652,000, with a weighted average annual borrowing cost of 1.18%. The borrowings were valued at cost, which approximates fair value.

Leverage involves risks and special considerations for the Fund's stockholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund's shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on such borrowings will reduce the return to stockholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

Changes in the value of the Fund's portfolio will be borne by the stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to meet payment obligations on borrowings to comply with asset coverage or other restrictions imposed by the Lender. The Fund is subject to certain restrictions on its investments, including asset coverage and portfolio composition requirements, under the terms of the Credit Facility. Such restrictions and covenants contained in the Credit Facility impose asset coverage and portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

There is no assurance that the Fund's leveraging strategy will be successful.

H. Share Repurchases

The Board has authorized the Fund to effect periodic repurchases of its outstanding shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the year ended November 30, 2014, the Fund purchased 221,489 shares of beneficial interest on the open market at a total cost of $1,962,196 ($8.86 average per share). The average discount on these purchases, comparing the purchase price to the net asset value at the time of purchase, was 10.01%.

On July 9, 2014, the Fund announced that the Fund’s Board of Trustees extended the Fund’s existing open market share repurchase program for an additional 16 month period. The Fund may continue to purchase outstanding shares of common stock in open-market transactions over the period from August 1, 2014 until November 30, 2015, when the Fund’s shares trade at a discount to net asset value. The Board’s authorization of the repurchase program extension follows the previous repurchase program, which commenced on August 1, 2013 and ran until July 31, 2014.

I. Payments by Affiliates

During the period ended November 30, 2014, the Advisor agreed to reimburse the Fund $625 for losses incurred on a trade executed incorrectly. The amount of the reimbursement was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Deutsche Multi-Market Income Trust:

We have audited the accompanying statement of assets and liabilities of Deutsche Multi-Market Income Trust (formerly DWS Multi-Market Income Trust) (the "Fund"), including the investment portfolio, as of November 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Multi-Market Income Trust at November 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 23, 2015

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Shareholder Meeting Results (Unaudited)

The Annual Meeting of Shareholders (the "Meeting") of Deutsche Multi-Market Income Trust (the "Fund") was held on September 3, 2014. At the close of business on July 2, 2014, the record date for the determination of shareholders entitled to vote at the Meeting, there were issued and outstanding 24,508,088 shares of the Fund’s beneficial interest, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 20,909,053 shares of the Fund’s beneficial interest were represented in person or by proxy, constituting a quorum. The following matter was voted upon by the shareholders of the Fund.

1. To elect the following four individuals as Class III Trustees of the Fund.

All of the nominees received a sufficient number of votes to be elected (the resulting votes are presented below):
	Number of Votes:
	For	Withheld
John W. Ballantine	20,238,676	670,378
Dawn-Marie Driscoll	20,161,865	747,188
Kenneth C. Froewiss	20,255,870	653,183
Rebecca W. Rimel	20,195,082	713,972

Dividend Reinvestment and Cash Purchase Plan

The Board of Trustees of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the "Plan") for shareholders that elect to have all dividends and distributions automatically reinvested in shares of the Fund (each a "Participant"). DST Systems, Inc. (the "Plan Agent") has been appointed by the Fund’s Board of Trustees to act as agent for each Participant.

A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund’s Web site at deutschefunds.com or by calling (800) 294-4366.

If you wish to participate in the Plan and your shares are held in your own name, contact DeAWM Service Company (the "Transfer Agent") at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366 for the appropriate form. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. Initial cash deposits will be invested within approximately 30 days. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan.

The Transfer Agent will establish a Dividend Investment Account (the "Account") for each Participant in the Plan. The Transfer Agent will credit to the Account of each Participant any cash dividends and capital gains distributions (collectively, "Distributions") paid on shares of the Fund (the "Shares") and any voluntary cash contributions made pursuant to the Plan. Shares in a Participant’s Account are transferable upon proper written instructions to the Transfer Agent.

If, on the valuation date for a Distribution, Shares are trading at a discount from net asset value per Share, the Plan Agent shall apply the amount of such Distribution payable to a Participant (less a Participant’s pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such Distribution) to the purchase on the open market of Shares for a Participant’s Account. If, on the valuation date for a Distribution, Shares are trading at a premium over net asset value per Share, the Fund will issue on the payment date, Shares valued at net asset value per Share on the valuation date to the Transfer Agent in the aggregate amount of the funds credited to a Participant’s Account. The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the Shares on the valuation date if the net asset value per Share of the Shares on the valuation date is less than 95% of the fair market value of the Shares on the valuation date. The valuation date will be the payment date for Distributions. Open-market purchases will be made on or shortly after the valuation date for Distributions, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

A Participant may from time to time make voluntary cash contributions to his or her Account in a minimum amount of $100 in any month (with a $36,000 annual limit) for the purchase on the open market of Shares for the Participant’s Account. Such voluntary contributions will be invested by the Plan Agent on or shortly after the 15th of each month and in no event more than 30 days after such dates, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. Voluntary cash contributions received from a Participant on or prior to the fifth day preceding the 15th of each month will be applied by the Plan Agent to the purchase of additional Shares as of that investment date. No interest will be paid on voluntary cash contributions held until investment. Consequently, Participants are strongly urged to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of any month. Voluntary cash contributions should be made in U.S. dollars and be sent by first-class mail, postage prepaid only to the following address (deliveries to any other address do not constitute valid delivery):

Deutsche Multi-Market Income Trust

Dividend Reinvestment and Cash Purchase Plan

c/o DeAWM Service Company

P.O. Box 219066

Kansas City, MO 64121-9066

(800) 294-4366

Participants may withdraw their entire voluntary cash contribution by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

The cost of Shares acquired for each Participant’s Account in connection with the Plan shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases.

The reinvestment of Distributions does not relieve the Participant of any tax that many be payable on the Distributions. The Transfer Agent will report to each Participant the taxable amount of Distributions credited to his or her Account. Participants will be treated for federal income tax purposes as receiving the amount of the Distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the Participant would have received if the Participant had elected to receive cash or, for Shares issued by the Fund, the fair market value of the Shares issued to the Participant.

The Fund may amend the Plan at any time or times but, only by mailing to each Participant appropriate written notice at least 90 days prior to the effective date thereof except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority in which case such amendment shall be effective as soon as practicable. The Plan also may be terminated by the Fund.

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective immediately following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten calendar days prior to the record date for the Distribution; otherwise such withdrawal will be effective after the investment of the current Distribution. When a Participant withdraws from the Plan, or when the Plan is terminated by the Fund, the Participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a Participant so desires, the Transfer Agent will notify the Plan Agent to sell his or her Shares in the Plan and send the proceeds to the Participant, less brokerage commissions.

All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to DeAWM Service Company at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Multi-Market Income Trust’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s net asset value performance was in the 4th quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board considered that the Fund’s management fee is charged only with respect to net assets, while many of the funds in the peer group pay management fees based upon managed assets. The Board noted that the Fund’s total operating expenses excluding certain investment related expenses and based on managed assets were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013). The Board also considered how the Fund’s total operating expenses compared to the total operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. The Board is divided into three classes of Board Members, Class I, Class II and Class III. At each annual meeting of shareholders of the Trust, the class of Board Members elected at such meeting is elected to hold office until the annual meeting held in the third succeeding year and until the election and qualification of such Board Member's successor, if any, or until such Board Member sooner dies, resigns, retires or is removed. The Board Members may also serve in similar capacities with other funds in the fund complex.

Class I Board Members were last elected in 2012 and will serve until the 2015 Annual Meeting of Shareholders. Class II Board Members were last elected in 2013 and will serve until the 2016 Annual Meeting of Shareholders. Class III Board Members were last elected in 2014 and will serve until the 2017 Annual Meeting of Shareholders.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Class III Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Class II Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Class III Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Class II Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Class III Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Class I Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Class II Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Class I Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Class III Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Class I Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Class II Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Class I Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

Additional Information

Automated Information Line	Deutsche AWM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset & Wealth Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DeAWM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.

Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

NYSE Symbol	KMM
CUSIP Number	25160E 102

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DMMIT-2
(R-025441-4 1/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the fund’s audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE MULTI-MARKET INCOME TRUST
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$65,176	$0	$7,227	$0
2013	$65,176	$0	$7,227	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$274,022	$7,431,158
2013	$0	$379,516	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.  All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$7,227	$7,705,180	$265,425	$7,977,832
2013	$7,227	$379,516	$702,765	$1,089,508

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2013 and 2014 financial statements, the Fund entered into an engagement letter with EY.  The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Paul K. Freeman (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Richard J. Herring and John W. Ballantine.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy and Guidelines

I.           INTRODUCTION

Deutsche Asset & Wealth Management (“AWM”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices.  Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AWM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”).  These guidelines were developed to provide AWM with a comprehensive list of recommendations that represent how AWM will generally vote proxies for its clients.  The recommendations derived from the application of these guidelines are not intended to influence the various AWM legal entities either directly or indirectly by parent or affiliated companies.  In addition, the organizational structures and documents of the various AWM legal entities allows, where necessary or appropriate, the execution by individual AWM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company.  This applies in particular to non U.S. fund management companies.  The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AWM legal entities.

II.           AWM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AWM’s advisory clients.1  As such, AWM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients.  AWM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist.  ISS votes AWM’s advisory clients’ proxies in accordance with AWM’s proxy guidelines or AWM’s specific instructions.  Where a client has given specific instructions as to how a proxy should be voted, AWM will notify ISS to carry out those instructions.  Where no specific instruction exists, AWM will follow the procedures in voting the proxies set forth in this document.  Certain Taft-Hartley clients may direct AWM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify AWM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.           POLICIES

1.           Proxy voting activities are conducted in the best economic interest of clients

AWM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AWM in good faith after appropriate review.

2.           The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AWM’s Investment Risk Oversight Committee pursuant to a written charter.  The GPVSC is responsible for overseeing AWM’s proxy voting activities, including:

(i)
adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AWM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)
voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AWM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AWM’s Proxy Vendor Oversight, a function of AWM’s Operations Group, is responsible for coordinating with ISS to administer AWM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.           Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AWM’s discretion.  Clients may also obtain information on how their proxies were voted by AWM as required by law and otherwise at AWM’s discretion; however, AWM must not selectively disclose its investment company clients’ proxy voting records.  The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request.  The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.           PROCEDURES

The key aspects of AWM’s proxy voting process are as follows:

1.           The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters.  The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AWM’s clients and, in any event, at least annually.  The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.  Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AWM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AWM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change.  If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible.  Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AWM or an affiliate serves as investment adviser or sponsor.  Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter.  Further, the manner in which AWM votes investment company proxies may differ from proposals for which an AWM-advised or sponsored investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure.  In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes.  Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.           Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.           Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies.  If the conditions below are met with regard to a proxy proposal, AWM will abstain from voting:

■	Neither the Guidelines nor specific client instructions cover an issue;

■	ISS does not make a recommendation on the issue;

■
The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AWM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity.  In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so.  For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis.  Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities.  Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted.  The reasons for not voting any proxy shall be documented.

4.           Conflict of Interest Procedures

A.           Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle.  In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AWM’s clients.4

Independence of the GPVSC.  As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank.  Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AWM.  As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”).  Their compensation cannot be based upon their contribution to any business activity outside of AWM without prior approval of Legal and Compliance.  They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance.  They furthermore may not discuss proxy votes with any person outside of AWM (and within AWM only on a need to know basis).

Conflict Review Procedures.  There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AWM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC.  Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee.  The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AWM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest.  For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue.  GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews.  To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AWM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AWM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AWM advisory client regarding the vote at issue.  In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions.  If the Conflicts of Interest Management Sub-Committee determines that (i) AWM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AWM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected  clients, or (ii) in accordance with the standard guidelines.  If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note:  Any AWM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance.  Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC.  At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the  AWM organization (but within  Deutsche Bank and its affiliates)  or any entity that identifies itself as an AWM advisory client, has: (i) requested that AWM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner;  (ii) attempted to influence AWM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report.  If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AWM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients.  These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report.  Any AWM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AWM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an AWM advisory client to influence, how AWM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee.  In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members.  The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote.  The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.           Investment Companies and Affiliated Public Companies

Investment Companies.  As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AWM to vote differently on a specific proxy or specific categories of proxies.  However, regarding investment companies for which AWM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAWM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.           Other Procedures That Limit Conflicts of Interest

AWM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

•	Code of Business Conduct and Ethics - DB Group;
•	Conflicts of Interest Policy - DB Group;
•	Information Sharing Procedures – DeAWM;
•	Code of Ethics - DeAWM; and
•	Code of Professional Conduct - US.

The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.           RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

■	AWM will maintain a record of each vote cast by AWM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

■	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

–	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

–	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

–	Analyst worksheets created for stock option plan and share increase analyses.

–	Proxy Edge print-screen of actual vote election.

■
AWM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

■
The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

■
With respect to AWM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30.  AWM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

–	The name of the issuer of the portfolio security;

–	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

–	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

–	The shareholder meeting date;

–	A brief identification of the matter voted on;

–	Whether the matter was proposed by the issuer or by a security holder;

–	Whether the company cast its vote on the matter;

–	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

–	Whether the company cast its vote for or against management.

Note:  This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable Records Management Policy - US.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up.  At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AWM office.

VI.           THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

1
For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AWM serves as investment adviser or sub-adviser; for which AWM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

2
The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair.  AWM portfolio managers, AWM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AWM portfolio managers and AWM research analysts.

3
As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

4
The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote.  Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset & Wealth Management

Global Proxy Voting Guidelines

As amended February 2013
[GRAPHIC OMITTED]

Table of contents

I	Board Of Directors And Executives

A	Election Of Directors

B	Classified Boards Of Directors

C	Board And Committee Independence

D	Liability And Indemnification Of Directors

E	Qualifications Of Directors

F	Removal Of Directors And Filling Of Vacancies

G	Proposals To Fix The Size Of The Board

H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

J	Proposals to Establish Audit Committees

II	Capital Structure

A	Authorization Of Additional Shares

B	Authorization Of “Blank Check” Preferred Stock

C	Stock Splits/Reverse Stock Splits

D	Dual Class/Supervoting Stock

E	Large Block Issuance

F	Recapitalization Into A Single Class Of Stock

G	Share Repurchases

H	Reductions In Par Value

III	Corporate Governance Issues

A	Confidential Voting

B	Cumulative Voting

C	Supermajority Voting Requirements

D	Shareholder Right To Vote

IV	Compensation

A	Establishment of a Remuneration Committee

B	Executive And Director Stock Option Plans

C	Employee Stock Option/Purchase Plans

D	Golden Parachutes

E	Proposals To Limit Benefits Or Executive Compensation

F	Option Expensing

G	Management board election and motion

H	Remuneration (variable pay)

I	Long-term incentive plans

J	Shareholder Proposals Concerning “Pay For Superior Performance”

K	Executive Compensation Advisory

L	Advisory Votes on Executive Compensation

M	Frequency of Advisory Vote on Executive Compensation

V	Anti-Takeover Related Issues

A	Shareholder Rights Plans (“Poison Pills”)

B	Reincorporation

C	Fair-Price Proposals

D	Exemption From State Takeover Laws

E	Non-Financial Effects Of Takeover Bids

VI	Mergers & Acquisitions

VII	Environmental, Social & Governance Issues

A	Principles for Responsible Investment (“PRI”)

B	ESG Issues

C	Labor & Human Rights

D	Diversity & Equality

E	Health & Safety

F	Government/Military

G	Tobacco

VIII	Miscellaneous Items

A	Ratification Of Auditors

B	Limitation Of Non-Audit Services Provided By Independent Auditor

C	Audit Firm Rotation

D	Transaction Of Other Business

E	Motions To Adjourn The Meeting

F	Bundled Proposals

G	Change Of Company Name

H	Proposals Related To The Annual Meeting

I	Reimbursement Of Expenses Incurred From Candidate Nomination

J	Investment Company Proxies

K	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AWM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies.  As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.           Board of Directors and Executives

A.           Election of Directors

Routine: AWM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AWM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AWM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.           Classified Boards of Directors

AWM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.           Board and Committee Independence

AWM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.  However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.           Liability and Indemnification of Directors

AWM policy is to vote “for” management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would affect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.           Qualifications of Directors

AWM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.           Removal of Directors and Filling of Vacancies

AWM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause.  Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.           Proposals to Fix the Size of the Board

AWM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.           Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AWM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale:  Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.           Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AWM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale:  We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.           Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AWM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.           Capital Structure

A.           Authorization of Additional Shares (For U.S. Securities)

AWM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.           Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AWM policy is to vote:

1.
“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.           Stock Splits/Reverse Stock Splits

AWM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see Section II.A, above).

Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.           Dual Class/Supervoting Stock

AWM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.           Large Block Issuance (For U.S. Securities)

AWM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AWM’s Proxy Policies and Procedures.

Additionally, AWM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.           Recapitalization into a Single Class of Stock

AWM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/or management if there is no adverse effect on shareholders.

G.           Share Repurchases

AWM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.           Reductions in Par Value

AWM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility).

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.           Corporate Governance Issues

A.           Confidential Voting

AWM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders.  This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.           Cumulative Voting (For U.S. Securities)

AWM policy is to vote “against” shareholder proposals requesting cumulative voting and “for” management proposals to eliminate it.  The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,

b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.           Supermajority Voting Requirements

AWM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.           Shareholder Right to Vote

AWM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

IV.           Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval.  These plans typically award cash to executives based on company performance.  Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive.  If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.           Establishment of a Remuneration Committee (For FFT Securities)

AWM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale:  Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay.  It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.           Executive and Director Stock Option Plans

AWM policy is to vote “for” stock option plans that meet the following criteria:

(1)
The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars).

(2)
The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)	The plan does not grant options on super-voting stock.

AWM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AWM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.           Employee Stock Option/Purchase Plans

AWM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AWM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.           Golden Parachutes

AWM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AWM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.           Proposals to Limit Benefits or Executive Compensation

AWM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.           Option Expensing

AWM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AWM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.            Management board election and motion (For FFT Securities)

AWM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;

•	the election of supervisory board members with too many supervisory board mandates;

•	“automatic” election of former board members into the supervisory board.

Rationale:  Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.           Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AWM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale:  Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AWM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale:  It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.           Long-term incentive plans (For FFT Securities)

AWM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;

•	establish challenging performance criteria to reward only above average performance;

•	measure performance by total shareholder return in relation to the market or a range of comparable companies;

•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

•	do not allow a repricing of the exercise price in stock option plans.

J.           Shareholder Proposals Concerning “Pay for Superior Performance”

AWM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AWM’s Proxy Policies and Procedures.

Rationale: While AWM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive  compensation practices on a case by case basis. If, after a review of the ISS metrics, AWM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.           Executive Compensation Advisory

AWM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AWM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

L.           Advisory Votes on Executive Compensation

AWM policy is to evaluate Executive Compensation proposals on a case-by-case basis, where locally defined this may be done by incorporating the recommendation of an independent third party proxy research firm. AWM will oppose Advisory Votes on Executive Compensation if:

•	there is a significant misalignment between CEO pay and company performance;

•	the company maintains significant problematic pay practices;

•	the board exhibits a significant level of poor communication and responsiveness to shareholders.

Rationale: While AWM agrees that compensation issues are better left to the discretion of management, they appreciate the need to take action on this nonbinding proposal if excessive compensation practices exist.

M.           Frequency of Advisory Vote on Executive Compensation

AWM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Rationale: AWM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

V.           Anti-Takeover Related Issues

A.           Shareholder Rights Plans (“Poison Pills”)

AWM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.           Reincorporation

AWM policy is to examine reincorporation proposals on a case-by-case basis.  The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.           Fair-Price Proposals

AWM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.           Exemption from state takeover laws

AWM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.           Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AWM’s stated purpose of acting in its client’s best economic interest.

VI.           Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AWM’s Policies and Procedures.

VII.           Environmental, Social & Governance Issues

Environmental, social and governance issues (“ESG”) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted.  Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.           Principles for Responsible Investment

AWM policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, AWM (a) votes “for  increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case by case basis, will generally follow management's recommended vote on other matters related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

B.           ESG Issues

AWM policy is to vote in line with the CERES recommendation on Environmental matters covered under the CERES Principles, and Social and Sustainability issues not specifically addressed elsewhere in the Guidelines. AWM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS's predetermined voting guidelines on CERES Principles.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically or via other electronic means.  In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: AWM supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

C.           Labor & Human Rights

AWM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

D.           Diversity & Equality

1.	AWM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AWM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.           Health & Safety

1.	AWM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula). Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AWM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F.           Government/Military

1.
AWM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AWM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AWM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

G.           Tobacco

1.
AWM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally affect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.           Miscellaneous Items

A.           Ratification of Auditors

AWM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.           Limitation of non-audit services provided by independent auditor

AWM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AWM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.           Audit firm rotation

AWM policy is to vote against proposals seeking audit firm rotation.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AWM believes that rotation of the actual audit firm would be costly and disruptive.

D.           Transaction of Other Business

AWM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.           Motions to Adjourn the Meeting

AWM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.           Bundled Proposals

AWM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.           Change of Company Name

AWM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.           Proposals Related to the Annual Meeting

AWM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.           Reimbursement of Expenses Incurred from Candidate Nomination

AWM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.           Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS.  However, regarding investment companies for which AWM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AWM could vote “for” staggered boards of closed-end investment companies, although AWM generally votes “against” staggered boards for operating companies. Further, the manner in which AWM votes investment company proxies may differ from proposals for which an AWM-advised investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing Deutsche funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAWM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.           International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany.  Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

The following individual handles the day-to-day management of the Fund.

Gary Russell, CFA, Managing Director of Deutsche Asset & Wealth Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset & Wealth Management in 1996 and the Fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

•	Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

•	Co-Head of US Credit: New York.

•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Compensation of Portfolio Managers

 Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contribution, and the overall financial results of both Deutsche Asset & Wealth Management and Deutsche Bank AG. Variable compensation can be delivered via a short-term and/or long-term vehicle, namely cash, equity upfront awards, restricted equity awards, and/or restricted incentive awards.  Additionally, to better align the interests of investors and portfolio managers, a portion of the long term variable compensation that portfolio managers receive will be designated for investments in shares of the funds they manage, where possible.  Variable compensation comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase.  The proportion of variable compensation delivered via a long-term incentive award, which is subject to clawback, increases significantly as the amount of variable compensation increases.  All variable compensation delivered via a long-term incentive award is subject to clawback.

To evaluate its investment professionals, Deutsche Asset & Wealth Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset & Wealth Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•
Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset & Wealth Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers
The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered Deutsche Funds advised by Deutsche Investment Management Americas Inc.
(DIMA) as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.   This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All Deutsche Fund Shares Owned
Gary Russell	-	$500,001 - $1,000,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager.  Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets.  For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed.  The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	16	$7,242,816,871	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	8	$782,666,517	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds.  The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on  the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•
Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team.  Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor.  In addition, purchases or sales of the same security may be made for two or more clients on the same day.  In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology.  In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund.  Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages.  The Advisor will not determine allocations based on whether it receives a performance-based fee from the client.   Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•
The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
December 1 through December 31	-	n/a	-	n/a
January 1 through January 31	-	n/a	-	n/a
February 1 through February 28	-	n/a	-	n/a
March 1 through March 31	-	n/a	-	n/a
April 1 through April 30	-	n/a	-	n/a
May 1 through May 31	-	n/a	-	n/a
June 1 through June 30	-	n/a	-	n/a
July 1 through July 31	-	n/a	-	n/a
August 1 through August 31	-	n/a	-	n/a
September 1 through September 30	8,839	$8.86	8,839	n/a
October 1 through October 31	98,266	$8.89	98,266	n/a
November 1 through November 30	114,384	$8.83	114,384	n/a
Total	221,489	$8.86	221,489	n/a

The Fund may from time to time repurchase shares in the open market.

On July 9, 2014, the Fund announced that the Fund's Board of Trustees extended the Fund's existing open market share repurchase program for an additional 16 month period. The Fund may continue to purchase outstanding shares of common stock in open-market transactions over the period August 1, 2014 until November 30, 2015, when the Fund's shares trade at a discount to net asset value. The Board's authorization of the repurchase program extension follows the previous repurchase program, which commenced on August 1, 2013 and ran until July 31, 2014.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Multi-Market Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	January 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	January 29, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 29, 2015